Exhibit 10.2

ASSIGNMENT OF AGREEMENT OF SALE AND PURCHASE

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, MERIT MANAGEMENT PARTNERS I, L.P., a Delaware limited partnership (“Assignor”), hereby assigns, transfers and conveys to MERIT MANAGEMENT PARTNERS II, L.P., MERIT MANAGEMENT PARTNERS III, L.P., MERIT ENERGY PARTNERS III, L.P., MERIT ENERGY PARTNERS E-III, L.P., MERIT ENERGY PARTNERS F-III, L.P., each a Delaware limited partnership (collectively, “Assignees”) Assignor’s right, title and interest in, to and under that certain Agreement of Sale and Purchase executed on September 18, 2009 by and among Petrohawk Properties, LP, a Texas limited partnership, KCS Resources, LLC, a Delaware limited liability company and Assignor (the “Purchase Agreement”) so that such right, title and interest is owned in the following proportions:

MERIT MANAGEMENT PARTNERS I, L.P. - 10.000%

MERIT MANAGEMENT PARTNERS II, L.P. - 17.615%

MERIT MANAGEMENT PARTNERS III, L.P. - 67.041%

MERIT ENERGY PARTNERS III, L.P. - 0.400%

MERIT ENERGY PARTNERS E-III, L.P. - 1.985%

MERIT ENERGY PARTNERS F-III, L.P. - 2.959%

Assignees hereby assume and agree to pay, perform and discharge, when due and payable, all liabilities and obligations of Assignor under, relating to or associated with the Purchase Agreement that arose prior to or arise following the date hereof. Assignor shall remain responsible for and each Assignee shall be responsible for any obligations under the Purchase Agreement including without limitation, the indemnification provisions of Article 11 of the Purchase Agreement.

Assignees and Assignor each covenant and agree with one another that they shall each execute all such further agreements and instruments and take all such other action as may be reasonably required to fully effectuate the terms and provisions of this Assignment of Purchase Agreement and the transactions contemplated herein. Petrohawk Properties, LP and KCS Resources, LLC shall be deemed third party beneficiaries of this Assignment of Purchase Agreement, entitled to enforce the terms hereof.

[Signature page follows]

EXECUTED and made effective the 30th day of October, 2009.

ASSIGNOR:

MERIT MANAGEMENT PARTNERS I, L.P.

By: Merit Management Partners GP, LLC

General Partner

By:	/s/ Brandon J. Plunk
Brandon J. Plunk, Vice President

ASSIGNEES:

MERIT MANAGEMENT PARTNERS I, L.P.

MERIT MANAGEMENT PARTNERS II, L.P.

MERIT MANAGEMENT PARTNERS III, L.P.

MERIT ENERGY PARTNERS III, L.P.

By:	Merit Management Partners GP, LLC,
its general partner

	By:	/s/ Brandon J. Plunk
	Title:	Vice President

MERIT ENERGY PARTNERS E-III, L.P.

By:	Merit Management Partners II, L.P.,
its general partner

	By:	Merit Management Partners GP, LLC,
its general partner

	By:	/s/ Brandon J. Plunk
	Name:	Brandon J. Plunk
	Title:	Vice President

MERIT ENERGY PARTNERS F-III, L.P.

By:	Merit Management Partners III, L.P.,
its general partner

	By:	Merit Management Partners GP, LLC,
its general partner

		By:	/s/ Brandon J. Plunk
		Name:	Brandon J. Plunk
		Title:	Vice President